SASCO 2005-S1
Credit Risk Manager Report
June 2005

2005 The Murrayhill Company. All Rights Reserved.

The information contained in this Report is based upon a specific point in time and reflects performance solely through that point in time. It does not forecast the performance of the portfolio in the future. The information in this Report is not investment advice concerning a particular portfolio or security, and no mention of a particular security in this Report constitutes a recommendation to buy, sell, or hold that or any other security.
The Report is based upon information provided to The Murrayhill Company by third parties and therefore The Murrayhill Company cannot, and does not, warrant that the information contained in this Report is accurate or complete.


2005 The Murrayhill Company. All Rights Reserved.

Table of Contents
Section One 		Executive Summary
Section Two 		Loan-Level Report
Section Three 		Prepayment Premium Analysis
Section Four 		Loss Report
Section Five 		Analytics


2005 The Murrayhill Company. All Rights Reserved.


Section One
Executive Summary


2005 The Murrayhill Company. All Rights Reserved.


SASCO 2005-S1 Executive Summary June 2005
Transaction Summary
Closing Date: 03/01/2005
Depositor: Structured Asset Securities Corporation
Trustee(s): U.S. Bank
Master Servicer: Aurora Loan Services Master Servicer
Servicer(s): Aurora Loan Services, Chase Home Finance, Countrywide, GMAC
Mortgage,
	     Ocwen Financial Services, Option One Mortgage, Wells Fargo / ASC,
Wells
	     Fargo Bank, N.A.
Mortgage Insurer(s): United Guaranty Residential Insurance Company
Delinquency Reporting Method: OTS1

Collateral Summary
			Closing Date		5/31/20052	5/31/2005 as a
								Percentage of Closing
								Date
Collateral Balance 	$576,667,450 		$517,317,540 	89.70%
Loan Count 		11,983			10,930		91.21%


1 OTS Method: A current loan becomes 30 days delinquent if the scheduled payment is not made by the close of business on the corresponding day of the following month. Similarly for 60 days delinquent and the second immediately succeeding month and 90 days delinquent and the third immediately succeeding month.
2 These figures are based upon information provided to Murrayhill by the servicers on a monthly basis.


2005 The Murrayhill Company. All Rights Reserved.

Collateral Statistics
					Loan Count 		Summed Balances
Repurchases* 				0			$0
First Payment Default 			11			$922,750
Early Payment Defaults** 		46			$3,319,769
Multiple Loans to One Borrower*** 	N/A			N/A
*Refers to loans repurchased in the current month
**A default that occurs on the second or third scheduled payment
***We are currently awaiting the borrower information necessary to populate these fields

Prepayments

Remittance 	Beginning Collateral 	Total 			Percentage of
Date 		Balance			Prepayments		Prepayments
6/25/2005	$534,830,574		$17,451,738		3.25
5/25/2005	$549,469,432 		$14,334,337 		2.61
4/25/2005 	$566,374,908 		$16,595,167 		2.93

Prepayment Premium Analysis

Prepayment Premium Issues for the Current Month

In the 6/25/2005 remittance, 51 loans with active prepayment premium flags were paid off. The servicer remitted premiums for 51 loans totaling $124,209.

Loss Analysis

High Loss Amounts and/or High Loss Severities

In the 6/25/2005 remittance, losses totaling $131,640 were passed to the trust for this security. The total loss was the result of three loans that were charged off. After attempting to reconcile the losses, Murrayhill discovered that the security administrator did not apply $6,397 of manual claim adjustments made by the master servicer that would increase the loss amount. Murrayhill contacted the security administrator and is awaiting a response.

2005 The Murrayhill Company. All Rights Reserved.


Section Two

Loan-Level Report
 2005 The Murrayhill Company. All Rights Reserved.
Loan-Level Report Definitions
 FICO : Represents the borrower's credit score at the time of securitization/origination.
Last Paid Date: Either the interest paid-through date or the last contractually due payment made by the borrower. Murrayhill uses this date to calculate delinquencies.
Valuation: Represents what is believed to be the most accurate known value of a property based on
Murrayhill's internal formulas. Several value appraisals may exist for a property, yet only what is believed to be the most accurate value according to these formulas is shown on the report. When no value is available, a valuation known as an "internal estimate" is calculated according to an internal formula that adjusts the original value of the property by the Housing Price Index (HPI) and a discount based on credit class.
Liquidation Date: Murrayhill's internal estimate of the date on which the loan will liquidate if it proceeds through foreclosure and REO. This date takes into consideration servicing and state foreclosure timelines, as well as an estimated REO marketing period.
Estimated Loss/(Gain): Murrayhill's internal estimate of the loss (or gain) that the loan will experience if it liquidates on the Liquidation Date.
Delinquency Status: Indicates the monthly payment and delinquency history for an individual loan.
The right-most character specifies the last known delinquency status, according to the following:
C369
F
The contractually due payment arrived on time.
The contractually due payment had not arrived within thirty days.
The contractually due payment had not arrived within sixty days.
The contractually due payment had not arrived within ninety days.
The property is in the process of foreclosure.
The property is real estate owned (REO).
The mortgage has either liquidated or been paid off.
R0
Delinquency Method: The delinquencies for this security are calculated according to the OTS method: a current loan becomes 30 days delinquent if the scheduled payment is not made by the close of business on the corresponding day of the following month.
 2005 The Murrayhill Company. All Rights Reserved.
SASCO 2005-S1 Loan-Level Report Mortgage Data Through: May 31, 2005
Watchlist
Orig Amount OLTV  Valuation Method CLTV
Orig.
Current Value Current Bal
State
FICO
First Pmt.
Last Paid Dt. Loan Number
6104700 $38,900
$38,877
BPO
4/28/2005
$389,000
$360,000
10.00%
10.79%
12/1/2004
1/1/2005
GA
631
Default Reason: (Unknown)
7/15/2005 Murrayhill asked the servicer for an equity analysis on this loan because it appears they are pursuing foreclosure without significant equity. 6105252 $24,300
$24,295
BPO
3/8/2005
$163,000
$162,000
14.90%
14.99%
12/1/2004
12/1/2004
GA
677
Default Reason: (Unknown)
7/15/2005 Murrayhill asked the servicer for an equity analysis on this loan because it appears they are pursuing foreclosure without significant equity. 6105651 $27,000
$27,000
BPO
4/8/2005
$270,000
$277,000
10.00%
9.74%
1/1/2005
12/1/2004
GA
677
Default Reason: (Unknown)
7/15/2005 This loan was added to the Watchlist because it is a first payment default.
6105944 $200,000
$198,667
BPO
5/1/2005
$1,000,000
$1,000,000
20.00%
19.86%
1/1/2005
2/1/2005
WA
708
Default Reason: (Unknown)
7/15/2005 This loan was added to the Watchlist because the property is in foreclosure and has a high balance.
6106918 $131,250
$131,250
BPO
4/6/2005
$875,000
$975,000
15.00%
13.46%
12/1/2004
11/1/2004
CO
674
home with low documentation. There is an unpaid principal balance of $131,250. Default Reason: (Unknown)
4/11/2005 This second lien has been added to the Watchlist because it is 89 days delinquent. This loan was originated as a cash-out refinance for a single-family primary
NY 12/1/2004 BPO $850,000 $170,000 20.00% $595,000 $170,000 6107073 10/1/2006
69FF
$170,000 3/15/2005 $685,000 24.81% 11/1/2004 717
Default Reason: (Unknown)
7/15/2005 There does not appear to be sufficient equity to pursue foreclosure. Murrayhill asked the servicer for an equity analysis to determine why they are pursuing foreclosure.
 2005 The Murrayhill Company. All Rights Reserved.
Est. Liq. Date Delinquency
Status
1st Lien
Comb. LTV
Est. (Gain)/Loss
Est. Severity MI Cert #
2/1/2006 $311,200
97.24%
C36F
Monitor
$38,877
99.94%
2/1/2006 $129,600
94.99%
369F
Monitor
$24,295
99.97%
2/1/2006 $216,000
87.72%
369F
Monitor
$17,146
63.50%
5/1/2006 $800,000
99.86%
CC3F
Monitor
$177,901
88.95%
5/1/2006 $700,000
85.25%
69FF
Monitor
$24,617
18.75%
111.67% Monitor 100.00%
SASCO 2005-S1 Loan-Level Report Mortgage Data Through: May 31, 2005
Watchlist
 Valuation Method Orig.
Current Value
State
FICO
First Pmt.
Last Paid Dt. Loan Number
6107813 BPO
5/2/2005
$140,000
$147,000
2/1/2005
1/1/2005
FL
698
Default Reason: (Unknown)
7/15/2005 This loan was added to the Watchlist because it is a first payment default.
6108109 Int. Est.
3/31/2005
$160,000
$121,600
3/1/2005
2/1/2005
MN
733
investment home.
Default Reason: (Unknown)
7/15/2005 This loan was added to the Watchlist because it is a first payment default. The loan was originated with low documentation for a cash-out refinance of an
CO 2/1/2005 BPO 30.00% $255,000 $0 5/1/2006 6108214
4/11/2005 $245,000 1/1/2005 686
Default Reason: (Unknown)
7/15/2005 This loan was added to the Watchlist because it is a first payment default.
 2005 The Murrayhill Company. All Rights Reserved.
Orig Amount OLTV
CLTV Current Bal
$14,000
$14,000
10.00%
9.52%
$16,000
$16,000
10.00%
13.15%
$76,500
$76,500 31.22%
Est. Liq. Date 1st Lien
Comb. LTV MI Cert #
1223566665 $112,000
85.71%
$128,000
118.42%
1223566665 $178,500
104.08%
Est. (Gain)/Loss
Est. Severity
$0
0.00%
$16,000
100.00%
0.00%
Delinquency
Status
4/1/2006 C369
Monitor
10/1/2006 CC36
Monitor
C369
Monitor
SASCO 2005-S1 Loan-Level Report Mortgage Data Through: May 31, 2005
Watchlist
 Valuation Method Orig.
Current Value
State
FICO
First Pmt.
Last Paid Dt. Loan Number
6100263 Int. Est.
3/31/2005
$280,000
$221,174
2/1/2005
1/1/2005
CA
661
Default Reason: (Unknown)
7/15/2005 Murrayhill requested an updated valuation to determine if there is sufficient equity to pursue foreclosure.
6100384 Int. Est.
3/31/2005
$650,000
$452,638
1/1/2005
1/1/2005
CA
668
Default Reason: (Unknown)
7/15/2005 Murrayhill requested an updated valuation to determine if there is sufficient equity to pursue foreclosure.
 2005 The Murrayhill Company. All Rights Reserved.
Orig Amount OLTV
CLTV Current Bal
$56,000
$56,000
20.00%
25.31%
$130,000
$129,929
20.00%
28.70%
1st Lien
Comb. LTV MI Cert #
$224,000
126.59%
$520,000
143.58%
Est. Liq. Date Est. (Gain)/Loss
Est. Severity
$56,000
100.00%
$129,929
99.94%
Delinquency
Status
4/1/2006 36F
Monitor
4/1/2006 36F
Monitor
SASCO 2005-S1 Loan-Level Report Mortgage Data Through: May 31, 2005
Watchlist
 State
FICO
First Pmt.
Last Paid Dt. Loan Number
6101543 12/1/2004
1/1/2005
SC
601
Default Reason: (Unknown)
7/15/2005 This loan was added to the Watchlist because there does not appear to be sufficient equity for the servicer to pursue foreclosure.
Valuation Method
BPO
4/6/2005
Orig Amount OLTV
CLTV
Orig.
Current Value Current Bal
$21,000
$20,981
$105,000
$105,000
20.00%
19.98%
 2005 The Murrayhill Company. All Rights Reserved.
Est. Liq. Date 1st Lien
Comb. LTV MI Cert #
$84,000
99.98%
Est. (Gain)/Loss
Est. Severity
$20,981
99.91%
Delinquency
Status
6/1/2006 C36F
Monitor
SASCO 2005-S1 Loan-Level Report Mortgage Data Through: May 31, 2005
Watchlist
 State
FICO
First Pmt.
Last Paid Dt. Loan Number
6102884 11/1/2004
12/1/2004
KY
609
Default Reason: (Unknown)
7/15/2005 Murrayhill asked the servicer to provide a net present value for this property. It appears that there is not sufficient equity to pursue foreclosure. 6102916 11/1/2004
1/1/2005
OK
611
Default Reason: (Unknown)
7/15/2005 Murrayhill asked the servicer to provide an updated valuation to determine if there is sufficient equity to pursue foreclosure.
6103058 12/1/2004
2/1/2005
WY
619
Default Reason: (Unknown)
7/15/2005 Murrayhill asked the servicer to provide an updated valuation to determine if there is sufficient equity to pursue foreclosure.
6103440 11/1/2004
2/1/2005
SC
642
Default Reason: (Unknown)
7/15/2005 Murrayhill asked the servicer to provide an updated valuation to determine if there is sufficient equity to pursue foreclosure.
6103458 11/1/2004
10/1/2004
VA
643
Default Reason: (Unknown)
7/15/2005 This loan was added to the Watchlist because it is a first payment default.
6103484 12/1/2004
1/1/2005
CA
644
Default Reason: (Unknown)
7/15/2005 Murrayhill asked the servicer to provide an updated valuation to determine if there is sufficient equity to pursue foreclosure.
Valuation Method
BPO
5/24/2005
Int. Est.
3/31/2005
Int. Est.
3/31/2005
Int. Est.
3/31/2005
Int. Est.
3/31/2005
Int. Est.
3/31/2005
Orig.
Current Value
$128,000
$120,000
$165,000
$126,855
$159,000
$124,039
$114,500
$92,906
$420,000
$343,030
$595,000
$477,118
 2005 The Murrayhill Company. All Rights Reserved.
Orig Amount OLTV 1st Lien
Comb. LTV CLTV Current Bal
$102,400
106.65%
$25,600
$25,585
20.00%
21.32%
$132,000
130.04%
$33,000
$32,971
20.00%
25.99%
$127,120
128.08%
$31,780
$31,751
19.98%
25.59%
$90,800
122.11%
$22,700
$22,651
19.82%
24.38%
$328,000
119.52%
$82,000
$82,000
19.52%
23.90%
$476,000
124.68%
$119,000
$118,908
20.00%
24.92%
Est. Liq. Date Est. (Gain)/Loss
Est. Severity MI Cert #
$25,585
99.94%
$32,971
99.91%
$31,751
99.90%
$22,651
99.78%
$82,000
100.00%
$118,908
99.92%
6/1/2006
7/1/2006
6/1/2006
6/1/2006
11/1/2005
4/1/2006
Delinquency
Status
36FF
Monitor
C36F
Monitor
CC3F
Monitor
CC3F
Monitor
C999
Monitor
CC6F
Monitor
SASCO 2005-S1 Loan-Level Report Mortgage Data Through: May 31, 2005
Watchlist
 Valuation Method Orig.
Current Value
State
FICO
First Pmt.
Last Paid Dt. Loan Number
6103690 Int. Est.
3/31/2005
$238,000
$197,849
11/1/2004
2/1/2005
CA
657
Default Reason: (Unknown)
7/15/2005 Murrayhill asked the servicer to provide an updated valuation to determine if there is sufficient equity to pursue foreclosure.
6103951 Int. Est.
3/31/2005
$400,000
$302,651
12/1/2004
12/1/2004
TX
678
Default Reason: (Unknown)
7/15/2005 Murrayhill asked the servicer to provide an updated valuation to determine if there is sufficient equity to pursue foreclosure.
6104103 Int. Est.
3/31/2005
$385,000
$311,567
12/1/2004
11/1/2004
AZ
709
purchase for a primary, planned unit development with low documentation.
Default Reason: (Unknown)
4/11/2005 This loan has been added to the Watchlist because it is a second lien that is 89 days delinquent and is a first payment default. This loan was originated as the
NY 12/1/2004 Int. Est. $370,000 $73,000 19.72% $292,000 $73,000 6104168 9/1/2006
6999
3/31/2005 $287,375 11/1/2004 732
Default Reason: (Unknown)
4/11/2005 This loan has been added to the Watchlist because it is a second lien that is 89 days delinquent and is a first payment default. According to the servicer's site, the borrower has been delinquent on payments, and the servicer sent a letter to the borrower on 3/17/2005 to request foreclosure.
 2005 The Murrayhill Company. All Rights Reserved.
Orig Amount OLTV
CLTV Current Bal
$47,600
$47,451
20.00%
23.98%
$78,000
$77,970
19.50%
25.76%
$77,000
$77,000
20.00%
24.71%
$73,000 25.40%
Est. Liq. Date 1st Lien
Comb. LTV
Est. (Gain)/Loss
Est. Severity MI Cert #
$190,400
120.21%
$47,451
99.68%
$312,000
128.85%
$77,970
99.96%
$308,000
123.56%
$77,000
100.00%
127.01% 100.00%
Delinquency
Status
4/1/2006 CC3F
Monitor
2/1/2006 369F
Monitor
3/1/2006 6999
Monitor
Monitor
SASCO 2005-S1 Loan-Level Report Mortgage Data Through: May 31, 2005
Watchlist
 State
FICO
First Pmt.
Last Paid Dt. Loan Number
6111068 12/1/2004
11/1/2004
AZ
639
Default Reason: (Unknown)
7/15/2005 This loan was added to the Watchlist because it is a first payment default.
Valuation Method
Int. Est.
3/31/2005
Orig Amount OLTV
CLTV
Orig.
Current Value Current Bal
$200,000
$200,000
$720,000
$513,670
27.77%
38.93%
 2005 The Murrayhill Company. All Rights Reserved.
Est. Liq. Date 1st Lien
Comb. LTV MI Cert #
$500,000
136.27%
Est. (Gain)/Loss
Est. Severity
$200,000
100.00%
Delinquency
Status
3/1/2006 999
Monitor


Section Three

Prepayment Premium Analysis


2005 The Murrayhill Company. All Rights Reserved.

Reconciliation for Prepayment Premiums for SASCO 2005-S1
Mortgage Data Through: May 31, 2005


Section 1: Prepayment premiums remitted to the P Class by the trustee. This information is taken from the Statement to Certificateholders prepared by the trustee.

					Trustee Remittance Date
Class 				25-Jun-05 	25-May-05	25-Apr-05	25-Mar-05
P Class 			$124,209 	$98,075 	$56,854	 	$15,846

Section 2: Prepayment premiums collected by the servicers and remitted to the trustee. This information is reported to Murrayhill by the servicers each month.

					Trustee Remittance Date
Servicer			25-Jun-05 	25-May-05	25-Apr-05	25-Mar-05
Total				$124,209 	$97,559		$57,369		$15,846

Section 3: Reconciliation of the amounts remitted to the P class by the trustee and the amounts remitted by the servicers to the trustee.


Amount remitted to the P Class: 		$124,209

Amount remitted by the servicers: 		$124,209

Difference: 					$0



2005 The Murrayhill Company. All Rights Reserved.


Aggregate Paid-Off Loans Report for SASCO 2005-S1
Mortgage Data Through: May 31, 2005

Trustee Remittance Date: 	25-Jun-05	25-May-05 	25-Apr-05 	25-Mar-05

Loans with Active Prepayment
Flags with Premiums
Remitted (A)			51 		42 		29	 	9
				3 		3 		1 		0

Total Loans with
Premiums Remitted (B) 		54 		45 		30 		9

Loans with Active Prepayment
Flags (C) 			51 		42 		31		9

Loans without Prepayment Flags
with Premiums Remitted		3 		3 		0 		0


Subtotal (D) 			54		45 		31 		9


Premiums Remitted for Loans with
Active Prepayment Flags (A/C) 	100.00% 	100.00% 	93.55%
	100.00%


Total Loans with Premiums
Remitted to the Subtotal (B/D)	100.00% 	100.00% 	96.77%
	100.00%

Total Paid-Off Loans (E) 	330		281		287		128

Total Loans with Premiums
Remitted to the Total Paid-Off
Loans (B/E) 			16.36%		16.01%		10.45%
	7.03%


2005 The Murrayhill Company. All Rights Reserved.


Paid-Off Loan Exception Report for SASCO 2005-S1
Mortgage Data Through: May 31, 2005


										TOTAL
Total Paid-Off Loans with Flags 						54
Less Exceptions:

Loans with Expired Prepayment Clauses (as stated in the
Note)*										1


Loans that Contained a Clause Allowing Prepayment
Premiums to be Waived at the Time of Liquidation*				0


Loans That were liquidated from REO Status					0

Loans with Discrepancies between the Data File and the Note*			0

Defaulted Liquidated Loans that Could Not Have Premiums
Collected because of the Acceleration of the Debt*				1

Loans that were Liquidated Through Loss Mitigation Efforts*			0

Total Paid-Off Loans with Active Prepayment Flags (C) 				51

Other Exceptions:

Paid-Off Loans that Did Not have Premiums Collected because
of State Statutes								0

Paid-Off Loans with Active Prepayment Flags that Did Not
Have Premiums Remitted								0


* These categories are mutually exclusive.
2005 The Murrayhill Company. All Rights Reserved.


Paid-Off Loans With Prepayment Flags for SASCO 2005-S1
Mortgage Data Through: May 31, 2005


Loan 	Dlnqcy	Orig  	PPP Exp		Payoff  PPP    % of    No PPP
PPP 	Comments
Number  String	Date  	Flg Date	Bal	Remit  Payoff  Remit  Remit
						       Bal     w/Flag no flag
114131170 6990 10/18/2004 2 10/18/2006 $69,873 $0 	0%   114131170
	This loan
										liquidated
										through
										acceleration
										of debt.
114129562 6990 10/19/2004 2 10/19/2006 $28,941 $0 	0%   114129562
	This loan
										liquidated
										through
										acceleration
										of debt.
113716443 CCC0 5/1/2004 1 5/1/2005 $25,972 	$0 	0% 			The
prepayment
										premium for
										this loan was
										expired.
113717136 CCC0 6/1/2004 0 6/1/2004 $75,693 	$3,481 	5%
	113717136
114023518 CC00 10/12/2004 0 10/12/2004 $22,963 $964 	4%		114023518
113758387 CCC0 8/11/2004 0 8/11/2004 $26,174 $1,479 	6% 		113758387
18869586 CC0 11/29/2004 0.667 11/29/2004 $57,905 $2,461 4%
113396378 CCC0 7/19/2004 1 7/19/2005 $41,636 $1,856 	4%
113739684 CCC0 9/24/2004 1 9/24/2005 $60,500 $1,199 	2%
114028699 CCC0 10/19/2004 1 10/19/2005 $46,201 $901 	2%
112477062 CCC0 3/1/2004 2 3/1/2006 $85,040 $3,265 	4%
109624072 CCC0 5/30/2003 3 5/30/2006 $99,092 $4,352	4%
113721328 CCC0 7/19/2004 2 7/19/2006 $24,658 $986 	4%
113396113 CCC0 7/29/2004 2 7/29/2006 $72,108 $2,505 	3%
114034556 CCC0 9/14/2004 2 9/14/2006 $21,166 $817 	4%
114024821 CCC0 9/16/2004 2 9/16/2006 $67,701 $2,806 	4%
114020613 CC30 9/22/2004 2 9/22/2006 $34,244 $1,516 	4%
114018187 CCC0 9/24/2004 2 9/24/2006 $49,942 $2,175 	4%
114025208 CCC0 9/27/2004 2 9/27/2006 $24,842 $1,059 	4%
113830616 CCC0 9/27/2004 2 9/27/2006 $49,836 $2,094 	4%
113739916 690 9/28/2004 2 9/28/2006 $23,904 $1,220 	5%
114022213 CCC0 9/29/2004 2 9/29/2006 $32,664 $1,423 	4%
113830301 CCC0 9/29/2004 2 9/29/2006 $40,511 $1,782 	4%
113831663 CCC0 9/29/2004 2 9/29/2006 $90,034 $3,422 	4%
113740302 CCC0 9/30/2004 2 9/30/2006 $25,632 $1,017 	4%
113830996 CCC0 9/30/2004 2 9/30/2006 $58,979 $2,358 	4%
114028764 CCC0 10/1/2004 2 10/1/2006 $59,157 $2,029 	3%
114034721 CCC0 10/1/2004 2 10/1/2006 $57,638 $2,038 	4%
114020803 CCC0 10/4/2004 2 10/4/2006 $67,916 $2,946 	4%
114025216 CCC0 10/5/2004 2 10/5/2006 $34,535 $1,267 	4%
114050172 CCC0 10/5/2004 2 10/5/2006 $43,072 $2,135 	5%
114025687 CCC0 10/5/2004 2 10/5/2006 $92,106 $3,400 	4%
113831572 CCC0 10/6/2004 2 10/6/2006 $85,155 $3,237 	4%
113830988 CC30 10/8/2004 2 10/8/2006 $58,233 $2,449 	4%
114031651 CCC0 10/12/2004 2 10/12/2006 $26,007 $847 	3%
114131881 CCC0 10/12/2004 2 10/12/2006 $105,626 $4,013 	4%
114028293 CCC0 10/13/2004 2 10/13/2006 $72,666 $2,496 	3%
114019763 CCC0 10/14/2004 2 10/14/2006 $34,914 $1,442 	4%
114029473 CCC0 10/19/2004 2 10/19/2006 $153,351 $5,832 	4%
114030752 CCC0 10/21/2004 2 10/21/2006 $43,627 $1,527 	3%
114026867 CCC0 10/22/2004 2 10/22/2006 $26,252 $514 	2%
114027345 CCC0 10/25/2004 2 10/25/2006 $39,957 $1,776 	4%
114129026 CCC0 10/29/2004 2 10/29/2006 $24,920 $996 	4%
114202229 CCC0 11/22/2004 2 11/22/2006 $45,406 $908 	2%
114441868 360 11/23/2004 2 11/23/2006 $110,692 $4,618 	4%
114438872 CC0 11/26/2004 2 11/26/2006 $25,146 $1,047 	4%
114202518 CCC0 11/30/2004 2 11/30/2006 $21,847 $918 	4%
114037187 CCC0 9/10/2004 3 9/10/2007 $77,614 $3,804 	5%
113759526 CCC0 9/17/2004 3 9/17/2007 $34,650 $1,682 	5%

2005 The Murrayhill Company. All Rights Reserved.


Section Four
Loss Report

2005 The Murrayhill Company. All Rights Reserved.

SASCO 2005-S1 Historical Monthly Losses
Losses Through: May 31, 2005

Date	Loan Loss Amount	Loss Percentage

6/25/2005	$138,037.89	0.02%

5/25/2005	$0.00	0.00%

4/25/2005	$0.00	0.00%

3/25/2005	$0.00	0.00%

Totals:	$138,037.89	0.02%

*The loss percentage is a calculation of the total monthly loss as a percentage of the original balance of the security.


2005 The Murrayhill Company.  All Rights Reserved.


SASCO 2005-S1 Historical Monthly Losses
Losses Through: May 31, 2005

Date	Loan Loss Amount	Loss Percentage

6/25/2005	$138,037.89	0.02%

5/25/2005	$0.00	0.00%

4/25/2005	$0.00	0.00%

3/25/2005	$0.00	0.00%

Totals:	$138,037.89	0.02%

*The loss percentage is a calculation of the total monthly loss as a percentage of the original balance of the security.


2005 The Murrayhill Company.  All Rights Reserved.


SASCO 2005-S1 Historical Monthly Losses
Losses Through: May 31, 2005

Date	Loan Loss Amount	Loss Percentage

6/25/2005	$138,037.89	0.02%

5/25/2005	$0.00	0.00%

4/25/2005	$0.00	0.00%

3/25/2005	$0.00	0.00%

Totals:	$138,037.89	0.02%

*The loss percentage is a calculation of the total monthly loss as a percentage of the original balance of the security.


2005 The Murrayhill Company.  All Rights Reserved.

SASCO 2005-S1 Historical Monthly Losses
Losses Through: May 31, 2005

Date	Loan Loss Amount	Loss Percentage

6/25/2005	$138,037.89	0.02%

5/25/2005	$0.00	0.00%

4/25/2005	$0.00	0.00%

3/25/2005	$0.00	0.00%

Totals:	$138,037.89	0.02%

*The loss percentage is a calculation of the total monthly loss as a percentage of the original balance of the security.



2005 The Murrayhill Company.  All Rights Reserved.

SASCO 2005-S1 FICO Distribution by Status
Mortgage Data Through: May 31, 2005
FICO	Delinquency	Percentage
550	Current	0
570	Current	0
580	Current	0.002
580	Delinquent	0.015
590	Current	0.005
590	Delinquent	0.01
590	Paid Off	0.006
600	Current	0.018
600	Delinquent	0.035
600	Paid Off	0.015
610	Current	0.03
610	Delinquent	0.11
610	Paid Off	0.021
620	Current	0.045
620	Delinquent	0.1
620	Paid Off	0.03
630	Current	0.061
630	Delinquent	0.075
630	Paid Off	0.033
640	Current	0.063
640	Delinquent	0.1
640	Paid Off	0.055
650	Current	0.062
650	Delinquent	0.055
650	Paid Off	0.062
660	Current	0.07
660	Delinquent	0.07
660	Paid Off	0.075
670	Current	0.076
670	Delinquent	0.08
670	Paid Off	0.081
680	Current	0.082
680	Delinquent	0.06
680	Paid Off	0.078
690	Current	0.079
690	Delinquent	0.05
690	Paid Off	0.084
700	Current	0.068
700	Delinquent	0.04
700	Paid Off	0.085
710	Current	0.061
710	Delinquent	0.04
710	Paid Off	0.07
720	Current	0.056
720	Delinquent	0.04
720	Paid Off	0.051
730	Current	0.047
730	Delinquent	0.025
730	Paid Off	0.049
740	Current	0.041
740	Delinquent	0.03
740	Paid Off	0.046
750	Current	0.037
750	Delinquent	0.025
750	Paid Off	0.039
760	Current	0.031
760	Delinquent	0.015
760	Paid Off	0.048
770	Current	0.026
770	Delinquent	0.01
770	Paid Off	0.024
780	Current	0.019
780	Delinquent	0.01
780	Paid Off	0.026
790	Current	0.012
790	Delinquent	0.005
790	Paid Off	0.012
800	Current	0.007
800	Paid Off	0.006
810	Current	0.002
810	Paid Off	0.004
820	Current	0.001

Status	# of Loans	Average	Std. Deviation
Current	10,730	685	47.872
Delinquent	200	661	47.025
Paid Off	1,024	692	46.577
Total:	11,954


Copyright 2005, The Murrayhill Company. All rights reserved.

SASCO 2005-S1 Loan-to-Value Distribution by Status
Mortgage Data Through: May 31, 2005
LTV	Delinquency	Percentage
0	Current	0.002
0	Paid Off	0.008
0.1	Paid Off	0.291
0.1	Current	0.194
0.1	Delinquent	0.13
0.2	Current	0.764
0.2	Paid Off	0.656
0.2	Delinquent	0.795
0.3	Paid Off	0.044
0.3	Delinquent	0.065
0.3	Current	0.038
0.4	Paid Off	0.001
0.4	Delinquent	0.01
0.4	Current	0.001
0.5	Current	0

Status	# of Loans	Average	Std. Deviation
Current	10,730	0.96	0.061
Delinquent	200	0.973	0.054
Paid Off	1,024	0.932	0.082
Total:	11,954


Copyright 2005, The Murrayhill Company. All rights reserved

SASCO 2005-S1 Balance Distribution by Status
Mortgage Data Through: May 31, 2005
Balance	Delinquency	Percentage
0	Current	0
10000	Current	0.045
10000	Delinquent	0.02
20000	Current	0.208
20000	Delinquent	0.205
30000	Current	0.221
30000	Delinquent	0.2
40000	Current	0.134
40000	Delinquent	0.135
50000	Current	0.099
50000	Delinquent	0.06
60000	Current	0.076
60000	Delinquent	0.065
70000	Current	0.061
70000	Delinquent	0.07
80000	Current	0.038
80000	Delinquent	0.06
90000	Current	0.034
90000	Delinquent	0.05
100000	Current	0.024
100000	Delinquent	0.02
110000	Current	0.017
110000	Delinquent	0.03
120000	Current	0.015
120000	Delinquent	0.015
130000	Current	0.008
130000	Delinquent	0.02
140000	Current	0.005
150000	Current	0.004
150000	Delinquent	0.015
160000	Current	0.002
160000	Delinquent	0.005
170000	Current	0.002
170000	Delinquent	0.005
180000	Current	0.002
190000	Current	0
190000	Delinquent	0.005
200000	Current	0.002
200000	Delinquent	0.01
210000	Current	0
220000	Current	0
230000	Current	0
240000	Current	0
250000	Current	0
250000	Delinquent	0.005
270000	Current	0
280000	Current	0
300000	Current	0
310000	Current	0
330000	Current	0
350000	Delinquent	0.005
400000	Current	0
490000	Current	0

Status	# of Loans	Average	Std. Deviation
Current	10,730	47,166.25	32,380.42
Delinquent	200	56,118.41	45,297.56
Total:	10,930


Copyright 2005, The Murrayhill Company. All rights reserved.


SASCO 2005-S1 Mortgage Term Distribution by Status
Mortgage Data Through: May 31, 2005
Mortgage Term	Delinquency	Percentage
120	Current	0
120	Paid Off	0.001
180	Paid Off	0.628
180	Current	0.615
180	Delinquent	0.635
240	Delinquent	0.04
240	Current	0.018
240	Paid Off	0.019
360	Paid Off	0.353
360	Current	0.366
360	Delinquent	0.325

# of Loans	Other	120	180	240	360
11,954	0	5	7,367	224	4358


Copyright 2005, The Murrayhill Company. All rights reserved.


SASCO 2005-S1 Mortgage Type Distribution by Status
Mortgage Data Through: May 31, 2005
Mortgage Type	Delinquency	Percentage
Investment Home	Current	0.232
Investment Home	Delinquent	0.105
Investment Home	Paid Off	0.345
Primary Home	Current	0.743
Primary Home	Delinquent	0.885
Primary Home	Paid Off	0.62
Second Home	Current	0.025
Second Home	Delinquent	0.01
Second Home	Paid Off	0.035

Mortgage Type	Loan Count	Total Balance	Avg. Balance	Std. Deviation
(Unknown)	5,963	268,010,961.69	44,945.66	31,984.95
Fixed	5,991	249,306,578.72	41,613.52	35,709.35
Total:	11,954	517,317,540.41


Copyright 2005, The Murrayhill Company. All rights reserved.


SASCO 2005-S1 Mortgage Purpose Distribution
Mortgage Data Through: May 31, 2005


Purpose	Number	Percentage	Purpose	Number	Percentage	Purpose
	Number	Percentage	Purpose	Number	Percentage
Cash-out refinance 	1,248	10.4%	Cash-out refinance 	1,111	10.4%	Cash-out
refinance 	16	8.0%	Cash-out refinance 	118	11.5%
Purchase	10,139	84.6%	Purchase	9,076	84.6%	Purchase	178	89.0%
	Purchase	860	84.0%

Rate/term refinance 	532	4.4%	Rate/term refinance 	486	4.5%
	Rate/term refinance 	5	2.5%	Rate/term refinance 	40	3.9%
Home Improvement 	0	0.0%	Home Improvement 	0	0.0%	Home Improvement 	0
	0.0%	Home Improvement 	0	0.0%
Other	64	0.5%	Other	57	0.5%	Other	1	0.5%	Other	6	0.6%

Total	11,983	100%	Total	10,730	100%	Total	200	100%	Total	1,024
	100%


Copyright 2005, The Murrayhill Company. All rights reserved.

SASCO 2005-S1 Ownership Distribution by Status
Mortgage Data Through: May 31, 2005
Ownership Type	Delinquency	Percentage
Investment Home	Current	0.232
Investment Home	Delinquent	0.105
Investment Home	Paid Off	0.345
Primary Home	Current	0.743
Primary Home	Delinquent	0.885
Primary Home	Paid Off	0.62
Second Home	Current	0.025
Second Home	Delinquent	0.01
Second Home	Paid Off	0.035

Title	# of Loans
Investment Home	2,866
Primary Home	8,784
Second Home	304
Total:	11,954


Copyright 2005, The Murrayhill Company. All rights reserved.

SASCO 2005-S1 Delinquent Balance Over Time
Mortgage Data Through: May 31, 2005
AsOfDate	30 Days	60 Days	90 Days	Foreclosure	REO
2/28/2005	2841029.21	982004.78	0	0	0
3/31/2005	4616130.66	2333432.97	1448319.82	30310.02	0
4/30/2005	3581337.99	2613406.91	2758607.1	586894.38	0
5/31/2005	4517476.9	1628746.3	3368866.83	1708592.09	0


Copyright 2005, The Murrayhill Company. All rights reserved.

SASCO 2005-S1 Delinquent Count Over Time
Mortgage Data Through: May 31, 2005
AsOfDate	30 Days	60 Days	90 Days	Foreclosure	REO
2/28/2005	46	14	0	0	0
3/31/2005	95	37	20	1	0
4/30/2005	69	47	41	8	0
5/31/2005	92	35	51	22	0


Copyright 2005, The Murrayhill Company. All rights reserved.



SASCO 2005-S1 Conditional Prepayment Rates
Mortgage Data Through: May 31, 2005
Date	Distribution Date	CPR	3-Month MA	6-Month MA	12-Month MA
5/31/2005	6/25/2005	32.90%	30.13%
4/30/2005	5/25/2005	27.28%
3/31/2005	4/25/2005	30.10%
2/28/2005	3/25/2005	16.38%

Copyright 2005, The Murrayhill Company. All rights reserved.